EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT



                                                   Dated as of December 30, 1996

         AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT among WHEELING-PITTSBURGH STEEL COMPANY, a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS") and CITIBANK, N.A., as agent (the "AGENT"), and as issuing agent (the "ISSUING AGENT").

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Agent and the Issuing Agent have entered into a Second Amended and Restated Credit Agreement dated as of December 28, 1995 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the meanings specified in the Credit Agreement.

         (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

         (a) Section 1.01 is amended as follows:

              (i) Section 1.01 is amended by adding the following new defined term in appropriate alphabetical order:

                       "PARENT  LOANS" means  intercompany  loans in the form of
                  cash advances made by WHX from time to time, since September 30, 1996, to the Borrower or any of the Guarantors.

              (ii) Section 1.01 is further amended by deleting the defined term "Net Worth" and substituting therefor the following defined term:

                       "NET WORTH of any Person means,  at any date,  the excess
                  of (a) the Total Assets of such Person at such date OVER (b) the Total Liabilities of such Person at such date MINUS the aggregate principal amount of Parent Loans received by such Person and outstanding at such date MINUS, in the case of the Borrower, the aggregate amount of Keepwell Payments that are designated as loans or advances made on behalf of such Person on or prior to such date."

                  (b)      Schedule 4.16 is amended to include the following:

                           "A worker stoppage began and has continued to date by the USWA at eight plants operated by the Borrower in Ohio, Pennsylvania and West Virginia."

                  (c) Section 5.1 is amended by deleting the amounts set opposite the following dates and substituting therefor the amount set forth below opposite each such date:

                           "March 31, 1997          300,000,000
                            June 30, 1997           290,000,000"

                  (d) Section 5.3 is amended by deleting the ratios set opposite the dates December 31, 1996, March 31, 1997 and June 30, 1997 and substituting therefor the word "none".

                  (e)      Section 7.2(h) is amended in full to read as follows:

                           "(h) Indebtedness (i) evidenced by the Holdings Note,
                  (ii) under the Keepwell Payments made to the Borrower by WHX and/or Holdings pursuant to the Keepwell Agreement and (iii) under Parent Loans;"

                  (f)      Section 7.4 is amended as follows:

                           (i) Section  7.4(b)(v) is amended by inserting  after
                  the phrase "or other Loans or Advances" thereof the phrase "(other than Parent Loans)".

                           (ii) Section 7.4(b) is amended by deleting the word "and" at the end of subsection (vi) thereof, by redesignating subsection "(vii)" thereof as subsection "(viii)" and by adding a new subsection (vii) to read as follows:

                                    "(vii)   with  the  consent  of  the  Agent,
                           payments made by a Loan Party to repay Parent Loans and".

                           (iii) Section  7.4(b) is further  amended by deleting
                  the phrase "(v), (vi) or (vii) above" from the proviso at the end thereof and substituting therefor the phrase "(v), (vi),
                  (vii) or (viii) above".

                           (iv) Section  7.4(b) is further  amended by inserting
                  after the phrase "Keepwell Payment was made" in clause (C) of the proviso at the end thereof the phrase "and only so long as no Parent Loans are outstanding".

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written on the Business Day when, and only when, on or before March 4, 1997 (or such later date as the Agent shall agree), the following conditions shall have been satisfied:

                  (a) The Agent shall have received counterparts of this Amendment executed by the Borrower, each other Loan Party and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lenders have executed this Amendment.

                  (b) The Agent shall have received a certificate signed by a duly authorized officer of the Borrower stating that:

                           (i) The representations  and warranties  contained in
                  the Credit Agreement and each Loan Document are correct on and as of the date of such certificate as though made on and as of the date hereof other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

                       (ii) No event has occurred and is continuing that constitutes a Default or an Event of Default.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of
Section 10.1 of the Credit Agreement.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to "the Credit Agreement",

"thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement and each of the Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Agent, or the Issuing Agent under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document.

                  SECTION 4. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Agent and the Issuing Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent and the Issuing Agent) in accordance with the terms of Section 10.4(a) of the Credit Agreement.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BORROWER

                                             WHEELING-PITTSBURGH STEEL
                                                  CORPORATION


                                             By: /s/ F.G. Chbosky
                                                 -----------------------------
                                                 Name: F.G. Chbosky
                                                 Title:Executive Vice President
                                                       Chief Financial Officer


                                        AGENT

                                             CITIBANK, N.A.,
                                              as Agent


                                             By: /s/ Keith P. Karako
                                                --------------------
                                                Name:  Keith P. Karako
                                                Title: Vice President


                                        LENDERS

                                             CITICORP USA, INC.


                                             By: /s/ Keith P. Karako
                                                --------------------
                                                Name:  Keith P. Karako
                                                Title: Vice President

                                             CORESTATES BANK, N.A.


                                             By: /s/ Myron Landau
                                                 ----------------
                                                 Name:  Myron Landau
                                                 Title: Vice President



                                             BANKAMERICA BUSINESS CREDIT, INC.


                                             By:_______________________________
                                                Name:
                                                Title:



                                             STAR BANK, N.A.


                                             By: /s/ Mike Ellert
                                                 ------------------------------
                                                Name: Mike Ellert
                                                Title:Vice President

                                             NATIONSBANK, N.A.


                                             By:_______________________________
                                                Name:
                                                Title:



                                             NATIONAL CITY COMMERCIAL
                                               FINANCE, INC.


                                             By: /s/ Joseph L. White
                                                 -----------------------------
                                                 Name:  Joseph L. White
                                                 Title: Vice President



                                             ISSUER (AND NOT LENDER)

                                                  CITIBANK, N.A.


                                                  By:/s/ Keith P. Karako
                                                     -------------------------
                                                     Name:  Keith P. Karako
                                                     Title: Vice President

CONSENTED TO AND ACKNOWLEDGED:


WHEELING-PITTSBURGH CORPORATION


By: /s/ F. G. Chbosky
    ------------------------------
    Title: Chief Financial Officer



WHEELING CONSTRUCTION PRODUCTS, INC.


By: /s/ F. G. Chbosky
    ------------------------------
    Title: Treasurer


PITTSBURGH-CANFIELD CORPORATION


By: /s/ F. G. Chbosky
    ------------------------------
    Title: Treasurer


UNIMAST INCORPORATED


By: /s/ Arthur L. Whitman
    ------------------------------
    Title: Vice President/Secretary